UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 30, 2004

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-119657 (Commission File Number)	75-2808384 (IRS Employer ID Number)

4000 Horizon Way Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(214) 441-4000

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 are included in this Form 8-K.  The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP.  The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP.  The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and the registration statement (No. 333-119657) related to the First Horizon ABS Trust 2004-HE3, First Horizon ABS Notes, Series 2004-HE3, and to their being referred to as “experts” in the Prospectus Supplement relating to First Horizon ABS Trust 2004-HE3, First Horizon ABS Notes, Series 2004-HE3, are attached hereto in the case of KPMG LLP as Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.

The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of FGIC as of September 30, 2004 and for the three-month and ninth-month periods ended September 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1 23.2	Consent of KPMG LLP Consent of Ernst & Young LLP
99.1	Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.
99.2	Financial statements of FGIC as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

By:  _/s/ Wade Walker

Name:

Wade Walker

Title:

Senior Vice President

Dated:  November 30, 2004

EXHIBIT INDEX

Exhibit

23.1 23.2	Consent of KPMG LLP Consent of Ernst & Young LLP
99.1	Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.
99.2	Financial statements of FGIC as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003.

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of First Horizon Asset Securities, Inc. (the “Registrant”), which is incorporated by reference in the registration statement (No. 333-119657) and to the reference to our firm under the heading “Experts” in the Prospectus Supplement relating to the First Horizon ABS Trust 2004-HE3, First Horizon ABS Notes, Series 2004-HE3.

/s/ KPMG LLP

KPMG LLP

New York, New York

November 30, 2004

Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Experts” in the Prospectus Supplement of First Horizon ABS Trust 2004-HE3 for the registration of First Horizon ABS Notes, Series 2004-HE3 in the registration statement on Form S-3 (No. 333-119657) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of First Horizon Asset Securities Inc. dated November 30, 2004, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York

November 30, 2004